Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Matt Schroeder	Ashley Flower
(717) 214-8867	(717) 975-5718
or investor@riteaid.com

FOR IMMEDIATE RELEASE

RITE AID SCHEDULES SPECIAL STOCKHOLDER MEETING FOR FEBRUARY 4, 2016 TO VOTE ON APPROVAL OF THE MERGER AGREEMENT WITH WALGREENS BOOTS ALLIANCE

CAMP HILL, Pa. — Dec. 16, 2015 — Rite Aid Corporation (NYSE: RAD) (“Rite Aid”), announced today that it has established a record date of December 18, 2015, and a meeting date of February 4, 2016, for a special meeting of its stockholders to, among other things, consider and vote on a proposal to approve the previously announced Agreement and Plan of Merger, dated as of October 27, 2015 (the “Merger Agreement”), by and among Rite Aid, Walgreens Boots Alliance, Inc., a Delaware corporation (“WBA”), and Victoria Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of WBA (“Victoria Merger Sub”), providing for the merger of Victoria Merger Sub with and into Rite Aid (the “Merger”), with Rite Aid surviving the Merger as a wholly owned direct subsidiary of WBA.

Rite Aid stockholders as of the close of business on the record date for the special meeting will be entitled to receive notice of, and to vote at, the special meeting.

The Merger, which is expected to be completed by the second half of calendar 2016, is subject to the approval of the Merger Agreement by Rite Aid’s stockholders and satisfaction of other customary closing conditions.

About Rite Aid

Rite Aid Corporation is one of the nation’s leading drugstore chains with nearly 4,600 stores in 31 states and the District of Columbia and fiscal 2015 annual revenues of $26.5 billion. Information about Rite Aid, including corporate background and press releases, is available through the company’s website at www.riteaid.com.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “will,” “may,” “should,” “expect,” “anticipate,” “believe,” “future,” “target,” “plan” and similar expressions are intended to identify information that is not historical in nature.

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All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits of the transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of WBA following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Rite Aid may not be obtained; (2) there may be a material adverse change of Rite Aid or the business of Rite Aid may suffer as a result of uncertainty surrounding the transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) legal proceedings may be initiated related to the transaction; (5) changes in economic conditions, political conditions, changes in federal or state laws or regulations, including the Patient Protection and Affordable Care Act and the Health Care Education Affordability Reconciliation Act and any regulations enacted thereunder may occur; (6) provider and state contract changes may occur; (7) reduction in provider payments by governmental payors may occur; (8) the expiration of Rite Aid’s Medicare or Medicaid managed care contracts by federal or state governments; (9) tax matters; (10) there may be difficulties and delays in achieving synergies and cost savings; and (11) other risk factors as detailed from time to time in Rite Aid’s and WBA’s reports filed with the Securities and Exchange Commission (the “SEC”), including Rite Aid’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 and WBA’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015, each of which is available on the SEC’s Web site (www.sec.gov). These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary proxy statement, as it may be amended, that was filed by Rite Aid with the SEC on November 24, 2015 in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized.

Neither WBA nor Rite Aid undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed strategic combination, Rite Aid prepared a preliminary proxy statement on Schedule 14A that has been filed with the SEC on November 24, 2015. The preliminary proxy statement is not yet final and will be amended. Following the filing of the definitive proxy statement with the SEC, Rite Aid will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Rite Aid, free of charge, from the SEC’s Web site (www.sec.gov). Investors may also obtain Rite Aid’s SEC filings in connection with the transaction, free of charge, from Rite Aid’s Web site (www.RiteAid.com) under the link “Investor Relations” and then under the tab “SEC Filings,” or by directing a request to Rite Aid, Byron Purcell, Attention:  Senior Director, Treasury Services & Investor Relations.

Participants in the Merger Solicitation

The directors, executive officers and employees of Rite Aid and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Rite Aid’s directors and executive officers is available in its definitive proxy statement for its 2015 annual meeting of stockholders filed with the SEC on May 15, 2015. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation is set forth in the preliminary proxy statement, as it may be amended, that has been filed with the SEC on November 24, 2015. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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